BRIGHTHOUSE FUNDS TRUST II

SUPPLEMENT DATED JUNE 16, 2017

TO THE

PROSPECTUS DATED MAY 1, 2017

BAILLIE GIFFORD INTERNATIONAL STOCK PORTFOLIO

Effective immediately, Gerald Smith no longer serves as a Portfolio Manager of the Baillie Gifford International Stock Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust II. The following changes are made to the prospectus of the Portfolio.

In the Portfolio Summary, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers

Angus Franklin, Partner, and Jonathan Bates, Partner, have been jointly and primarily responsible for the day-to-day management of the Portfolio since 2012.

In the section entitled “Additional Information About Management,” the fifth and sixth paragraphs in the subsection entitled “The Subadviser” are deleted in their entirety and replaced with the following:

The Portfolio is managed by a Portfolio Construction Group consisting of a range of experienced investment managers. The lead managers, who are primarily responsible for the management of the Portfolio, are Angus Franklin and Jonathan Bates.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE